Dear Shareholder:

McGlinn Balance Fund

The McGlinn Balanced Fund advanced + 2.41% for the first half of the fiscal year compared to an increase of +4.1% for the benchmark (50% S&P 500/50% Lehman Intermediate
Bond Index). The shortfall versus the index can be attributed to equities. We have chosen to avoid what we believe are short-term excesses, opting instead to position the portfolio to benefit from changes in long-term trends. This strategy held down performance most of the first half of the fiscal year but began to bear fruit in April.

The financial markets in the first half of the fiscal year proved to be challenging. The fixed income market generally worked its way lower as yields rose in response to interest rate increases by the Federal Reserve. Treasury securities, in which the portfolio is well represented, delivered the best performance. In the equity market, investors' love affair with NASDAQ Index stocks dominated much of the performance.
As noted in the previous "Letter to Shareholders," the market has been a one-horse race, it was technology (the core of NASDAQ) or nothing. This came to an abrupt end on March
10th as technology stocks started to sell off in earnest and rotation to more value-oriented stocks began. This change in market focus is benefiting your portfolio.

We believe 2000 will provide a far more hospitable investment environment for McGlinn's value-oriented strategies than has been experienced in several years. The conditions which set the growth stock phenomena in motion have been reversing. In particular, the global financial crisis of 1998 that negatively affected so many companies is largely over. The resulting recovery in world growth is bolstering the earnings prospects of many multinationals at a time when their stocks are selling significantly below fair value. As we have discussed previously, significant return opportunities abound in a broad spectrum of industries. This view is supported by the stepped-up activity in mergers and acquisitions as well as the increase in the number of companies going private.
Buyers of entire companies apparently agree; the values available in the market are too attractive to pass up

We have positioned the McGlinn Balanced Fund to benefit from the changing environment. Significant exposure is being maintained in technology, basic industry, capital goods and energy. In addition, we are gradually increasing portfolio positions in the financial areas (i.e., banks and insurance companies), based on compelling under valuation and belief that the hostile interest rate environment, which has impeded their performance, is close to an end. We continue to avoid the more speculative fringe areas of the market, principally the biotechnology and Internet sectors, populated by companies with no earnings and extreme valuations. In the bond portion of the fund, we gradually lengthening maturities to take advantage of the higher yields currently available.

We expect the financial markets to remain volatile. With so much hot money chasing the latest concept, rapid-fire sector rotation is becoming a common characteristic of the market.
We will exploit this where possible by adding to or trimming positions. The unprecedented volatility in the market following the close of the first half of the fiscal year is presenting such an opportunity, particularly in the technology area. The wide price swings these stocks are experiencing should enable us to add some additional quality technology companies to portfolios at attractive valuation levels.
Regardless, given the significant number of investment opportunities available, we will maintain our near fully invested posture. We are optimistic that the improved performance the portfolio in April will be sustained.


Global Income Fund

For the first six months of the current fiscal year the Global Income Portfolio reported a 2.9% return, which out performed it benchmark, the Soloman Smith Barney Global Index ("SBWGI") (-4.31%). The cautious and defensive approach that we established this time last year by investing in reduced duration and more U.S. Treasuries rewarded our investors.

There are two main factors which made the U.S. Treasury short-term yields grow. First, the long-term yields decreased in reaction to the U.S. Treasury department's announcement that they were repurchasing $25 to $30 billion in debt during the year of which $11 billion was repurchased since the buybacks began in mid-March. Before this year, the Treasury has not repurchased debt in 70 years. Second, the Federal Reserve increased the short interest rates 3 times during this six-month period due to the risks of inflation. These factors combined together caused the short-term treasury yields to rise and the long-term yields to fall in effect creating a unique "reserved" yield curve.

We are going to stay with this cautious and defensive approach until we see signs of a slowing economy. At that time we will evaluate our position and determine what course would best suit the objectives of the fund and our shareholders.



MCGLINN BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30th, 2000 	Penn Street Fund, Inc.
COMMON STOCKS (54.9%)
			 Shares	U.S. $ Value
Basic Materials (6.2%)
		Boise Cascade Corp.		600		19,519
		DuPont (E.I.) De Memours & Co.		400		18,975
		FMC Corp.		400		23,288
		Hercules, Inc.		350		5,447
		International Paper Co. 		300		11,025
		Mead Corp.		700		24,369
		Parker-Hannifin Corp.		300		13,950
		Praxair, Inc.		500		22,219
		USX - U.S. Steel Group		700		17,544
						156,336
Capital Goods (4.6%)
		Emerson Electric Co.		350		19,217
		Honeywell International, Inc.		550		30,800
		Ingersoll-Rand Co.		400		18,775
		Minnesota Mining & Manufacturing Co.		350
	30,297
		Reynolds Metals Co.		250		16,664
						115,753
Communication Services (5.5%)
		ALLTEL Corp.		500		33,313
		AT&T Corp		500		23,313
		GTE Corp.		425		28,847
		SBC Communications, Inc.		500		21,938
		Sprint Corp.		400		24,588
		US West, Inc.		100		7,119
						139,118
Consumer Cyclicals (2.5%)
		Coco-Cola Co.		225		10,589
		Delphi Automotive Systems Corp.		800		15,300
		Federated Dept. Stores, Inc.		500		17,000
		Lowe's Co.		100		4,950
		Staples, Inc.		800		15,250
						63,089





MCGLINN BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS - continued
April 30th, 2000	Penn Street Fund, Inc.
			 Shares	U.S. $ Value
Consumer Staples (3.6%)
		Avon Products, Inc.		700		29,050
		Kimberly-Clark Corp.		500		29,031
		Procter & Gamble Co.		200		11,950
		Walt Disney Co.		500		21,656
						91,687
Energy (6.0%)
		Baker Hughes, Inc.		250		7,953
		BP Amoco Plc		328		17,407
		Conoco, Inc. - Class B		701		17,381
		Halliburton Co.		700		30,931
		R&B Falcon Corp.		1,300		26,975
		Uncoal Corp.		1,000		32,313
		USX-Marathon Group		600		13,988
		Valero Energy Corp.		150		4,355
						151,303
Financials (6.3%)
		AXA Financial, Inc.		500		16,313
		Banc One Corp.		400		12,200
		Bank of America Corp.		650		31,850
		Chase Manhattan Corp.		400		28,850
		Citigroup, Inc.		525		31,205
		Conseco, Inc.		1,000		5,531
		Freddie Mac		125		5,742
		MeriStar Hospitality Corp.		500		9,859
		Washington Mutual, Inc.		650		16,616
						158,166
Healthcare (5.5%)
		American General Corp.		100		5,600
		American Home Products Corp.		600		33,713
		Columbia/HCA Healthcare Corp.		700		19,906
		Johnson & Johnson		100		8,250
		Merck & Co.		350		24,325
		Pharmacia Corp.		457		22,821
		Tenet Healthcare Corp.		900		22,950
						137,565

Technology (13.4%)
		Advanced Micro Devices, Inc.		350		30,625
		Alcatel - SA		575		25,947
		Compaq Computer Corp.		1,600		46,700
		Dell Computer Corp.		350		17,544
		Electronic Data Systems Corp.		575		39,531
		International Business Machines Corp.		250
	27,875
		JD Edwards & Co.		800		14,600
		Micron Technology, Inc.		175		24,380
		Microsolf Corp.		250		17,445
		Mortorda, Inc.		25		2,975
		Novell, Inc.		1,100		21,588
		SAP AG - SA		475		23,305
		Tandy Corp.		250		14,250
		Unisys Corp.		1,300		30,103
						336,868
Transports (0.6%)
		UAL Corp.		250		14,484

Utilities (0.8%)
		Williams Companies, Inc.		500		18,656

TOTAL COMMON STOCK (Cost $1,406,635)				1,383,025




MCGLINN BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS - continued
April 30th, 2000	Penn Street Fund, Inc.

FIXED INCOME SECURITIES
(40.7%)
 			      Principal Amt. (b)	U.S. $ Value
Financials (1.0%)
	Dime Bancorp, Inc. 7.000% due 07/25/2001		25,000
	24,688

Real Estate (2.0%)
	Club Mediterranee 4.59% due 03/02/2003 		34,300		2,401
	D.R. Horton, Inc. 10.500% due 04/01/2005		25,000
	22,781
	US Home Corp. 7.95 due 03/01/2001		25,000		24,938
						50,120
 U. S. Government and Government Agencies (37.7%)
		FHLMC (Mortgage backed) 7.000% due 01/15/2015		98,373
	96,592			US Treasury Bond 5.500% due 05/31/2000
	125,000		124,883
		US Treasury Bond 6.125% due 07/31/2000		125,000
	125,000
		US Treasury Bond 6.250% due 08/31/2000		25,000
	25,000
		US Treasury Bond 5.750% due 08/15/2003		140,000
	136,533
		US Treasury Bond 5.875% due 02/15/2004		175,000
	170,953
		US Treasury Bond 6.500% due 08/15/2005		100,000
	99,805
		US Treasury Bond 6.625% due 05/15/2007		75,000
	75,516
		US Treasury Bond 5.625% due 05/15/2008		50,000
	47,563
		US Treasury Bond 6.000% due 08/15/2009		50,000
	48,797
						950,642

TOTAL DEBT SECURITIES (Cost $1,045,469)				1,025,450

SHORT-TERM INVESTMENTS 3.8%
		Highmark Money Market Fund		96,065		96,065

TOTAL SHORT-TERM INVESTMENT (Cost $96,065)				96,065
TOTAL INVESTMENT IN SECURITIES  99.4%
(Cost: $2,452,103) 				2,504,540

ASSETS IN EXCESS OF OTHER LIBILITIES  (0.6%)				14,016

TOTAL NET ASSETS (100.0%)				$2,518,556

GLOBAL INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30th, 2000	Penn Street Fund, Inc.


COMMON STOCKS (4.5%)

Equities (4.5%)		Shares		U.S. $ Value
		American Online, Inc.		2,000	$	119,625
		General Electric Co.		900		141,525
		International Business Machines Corp.		2,500
	278,750
						539,900

TOTAL COMMON STOCK ( Cost $500,944)				539,900

FIXED INCOME SECURITIES
(85.3%)
			           Principal	U.S.$ Value
			             Amt.
 United States (83.2%)
	Corporates (15.7%)
		Countrywide Funding 6.050% due 03/09/01		500,000	$
	498,125
		General Electric Capital Corp. 5.350% due 11/18/02
	400,000		381,615
		GMAC 5.750% due 11/10/03		700,000		660,485
		YPF Corp. 8.000% due 02/15/2004		350,000
	341,250
						1,881,475
	Foreign Governments (U.S. dollar denominated) (4.9%)
		Argentina 9.250% due 02/23/01		200,000		200,956
		Italy 6.875% due 09/27/23		200,000		192,890
		Korea Development Bond 6.500%, due 11/15/02		200,000
	192,014
						585,860
	U.S. Government and Government Agencies (62.6%)
		Federal Farm Credit Bank 5.850%, due 04/07/03		200,000
	192,438
		Federal Home Loan Bank 6.000%, due 08/15/02		1,000,000
	976,563
		Federal Home Loan Bank 7.045%, due 02/04/04		200,000
	192,624
		Federal Home Loan Bank 8.000%, due 08/25/05		500,000
	497,500
		Federal Home Loan Bank 7.255%, due 11/28/06		500,000
	482,266
		Federal Home Loan Bank 8.000%, due 11/23/09		500,000
	484,297
		Freddie Mac 7.580% due 06/12/06		500,000
	492,185
		US Treasury Bond 5.546%, due 12/31/00		600,000
	596,156
		US Treasury Bond 7.750%, due 02/15/01		400,000
	403,938
		US Treasury Bond 4.875%, due 03/31/01		700,000
	689,609
		US Treasury Bond 5.500%, due 08/31/01		500,000
	492,773
		US Treasury Bond 6.000%, due 08/15/09		300,000
	292,782
		US Treasury Bond 5.625%, due 02/15/06		500,000
	479,219
		US Treasury Bond 7.250%, due 05/15/16		500,000
	546,797
		US Treasury Bond 7.250%, due 11/15/16		600,000
	672,469
						7,491,616
	Australia (2.1%)
		First Australia Prime Income Fund		58,000
	246,500

TOTAL DEBT SECURITIES (Cost: $10,523,839)			10,205,451


SHORT-TERM INVESTMENTS
(7.0%)

		Highmark Money Market Fund		843,646		843,646

TOTAL SHORT-TERM INVESTMENTS (Cost: $843,646)				843,646

TOTAL INVESTMENT IN SECURITIES (96.8%)
(Cost: $11,868,429) 			11,588,997

ASSETS IN EXCESS OF OTHER LIABILITIES (3.2%)				387,299

TOTAL NET ASSETS (100.0%)			$11,976,296







STATEMENT OF ASSETS AND LIABILITIES
April 30, 2000
(Unaudited)	Penn Street Fund, Inc.

			McGlinn Balanced	Global Income
 				        Portfolio		Portfolio
ASSETS
	Investment in securities, at value (identified cost
$2,548,169
		and $11,868,429 respectively) 		$2,504,540	$11,588,997
	Cash 		-	225,896		 Receivables:
		Interest and dividends		13,462	178,646
		Prepaid expenses		1,207	-			Deferred
organization expenses 		2,984	3,121
	Total assets		2,522,193	11,996,660
LIABILITIES
	Accrued expenses		3,637	20,364

	Total liabilities		3,637	20,364

NET ASSETS 			$2,518,556	$11,976,296

	Shares outstanding			193,728	1,310,969

	Net asset value per unit			$13.00	$9.14

At April 30, 2000, the components of  net assets were as
follows:
	Paid-in capital		$3,287,633	$12,035,787
	Undistributed net investment income		<728>	182,539
	Accumulated net realizedgain/< loss> on investments 		<724,510>
	37,402
	Unrealized appreciation/depreciation of investments and
translation
		of foreign currency denominated assets and liabilities
	<43,839>	<279,432>

				$2,518,556	$11,976,296


STATEMENT OF OPERATIONS
For the Year Ended April 30, 2000
(Unaudited)	Penn Street Fund, Inc.


			McGlinn Balanced 	Global Income
 			      Portfolio		Portfolio
INVESTMENT  INCOME
	Interest		$38,859	$347,700
	Dividends 		14,368	18,583
		Total  income		53,227	366,283

EXPENSES
	Investment management fees 		7,830	30,312
	Shareholder servicing fees		662	6,668		Administration
accounting and transfer agent 		7,830	23,689
	Professional fees		3,916	12,225
	Custody fees		3,490	3,433
	Amortization of organization expenses		3,499	8,151
	Directors' fees and expenses		479	1,870		Other operating
expenses		249	2,475

		Total expenses		27,955	88,823
	Net investment income/<loss>		25,272	277,460

NET REALIZED GAIN/<LOSS> FROM:
	Investment securities		<40,366>	164,085

NET CHANGE IN UNREALIZED APPRECIATION/
   [DEPRECIATION] FROM:
	Investment securities		74,754	<144,801>

NET REALIZED AND UNREALIZED GAIN/<LOSS>
   FROM INVESTMENTS AND FOREIGN CURRENCY			34,388	19,284

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING
FROM OPERATIONS			$59,660	$296,744




MCGLINN BALANCED PORTFOLIO
Statement of Changes in Net Assets
	Penn Street Fund, Inc.

	               Six months  ended          Year ended
 				          April 30, 2000            October 31, 1999
				        (unaudited)
INCREASE/<DECREASE> IN NET ASSETS FROM
OPERATIONS:
	Net investment income		$25,272     	$     25,519
	Net realized gain /(loss) on investments and foreign
		currency transactions		<40,366>	383,152
	Net increase/<decrease> in unrealized appreciation/
	    [DEPRECIATION] on investments		74,754	111,127
	Net increase/<decrease> in net assets resulting from
operations		59,660	519,798

LESS DIVIDEND AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
	Net investment income		<26,000>	<31,892>
	Realized gains		-	<8,283>

Decrease in net assets derived from capital share transactions
	<284,623>	<769,750>

	Total decrease in net assets		<250,963>	<290,127>

NET ASSETS:
	Beginning of period		2,769,519	3,059,646
	End of period		2,518,556	2,769,519

Partners' capital, beginning of period

	(a) A summary of capital share transactions is as follows:

Year ended
Year ended
			        April
30, 2000 	April 30,
1999
			    Shares
	   Value	Shares	Value
	Shares sold		14,080	 $	181,360	 155,036	$2,069,012
	Shares issued in reinvestment of distributions
		to shareholders		992		12,499	2,757	35,346
					15,072		193,859	157,793
	2,104,358		Shares redeemed		<37,344>	<478,482>
	<222,843>	<2,874,108>			Net increase (decrease)
	<22,272>		$<284,623>	<65,050>	$<769,750>




	Net assets at the beginning of the period	3,059,646	26,055,520
	Net assets at the end of the period 		$2,769,519	$3,059,646

	(a) A summary of capital share transactions is as follows:

Year ended
Year ended

October 31, 1999	  October
31, 1998
			   Shares
	  Value	   Shares	Value
Shares sold		155,036	$2,069,012	40,331	$442,792
Shares issued in reinvestment of distributions
		to shareholders		2,757	35,346	3,021	32,891
				157,793	2,104,358	43,352	475,683
Shares redeemed		<222,843>	<2,874,108>	<2,053,882>	<22,881,348>
	Net increase (decrease)		<65,050>	$<769,750>	<2,010,530>
	<$22,405,665>





GLOBAL INCOME PORTFOLIO
Statement of Changes in Net Assets
	Penn Street Fund, Inc.

	                       Year ended                              Year
ended
            April 30, 2000
April 30,1999
				            (unaudited)
OPERATIONS
	Net investment income		$277,460	$855,136
	Net realized gain (loss) on investments and foreign
		currency transactions		164,085	<128,924>
	Net increase/<decrease> in unrealized appreciaiton/
  		<depreciaiton> on investments		<144,801>	<980,097>
	Net increase in net assets resulting from operations		296,744
	<253,885>

LESS DIVIDEND AND DISTRIBUTION TO
SHAREHOLDERS FROM:
	Net investment income		<95,212>	<679,913>
	Distributions from realized gains 		-	-
	Decrease in share assets derived from
		capital share transactions		<1,069,277>	<6,543,167>

	Total decrease in net assets		<867,745>	<7,476,965>

NET ASSETS:
	Beginning of period		12,844,041	20,321,006
	End or period		11,976,296	12,844,041

	(a) A summary of capital share transactions is as follows:

Year ended
Year ended
			      April
30, 2000	April 30, 1999
			    Shares
	   Value	Shares	Value
	Shares sold		511	 $	 4,630	 1,199	$11,196
	Shares issued in reinvestment of distributions
		to shareholders		10,628		95,213	74,700
	679,913					11,139		99,843
	75,899	691,109		Shares redeemed		<129,342>
	<1,169,120>	<774,188>	<7,234,276>Net increase (decrease)
	<118,203>
	$<1,069,277>	<698,289>
	$<6,543,167>








MCGLINN BALANCED PORTFOLIO
Financial Highlights
For a share outstanding throughout each period 	Penn Street Fund, Inc.

	              Six months
Year ended          Year ended               Year ended
11/08/1995* to
                                                                ended
04/30/00           10/31/1999(3)          10/31/1998               10/
30/1997 	      10/ 31/1996
PER SHARE OPERATING PERFORMANCE
(unaudited)
	Net asset value, beginning of period		$12.82	$10.89
	$11.37	$10.82	$10.00			Net income  (loss) from
investment operations
		Net investment income		0.13	0.12	0.05	0.02	0.05
		Net realized and unrealized gain (loss)
		    on investments and foreign currency
		transactions		0.18	2.00	<0.41>	1.41	0.84
		Total from investment operations		0.31	2.12	<0.36>
	1.43	0.89
	Less distributions
		Distributions from net investment income		<0.13>
	<0.15>	<0.05>	<0.04>	<0.07>
		Distributions from realized gains			<0.04>
	<0.07>	<0.84>
		Total distributions		<0.13>	<0.19>	<0.12>
	<0.88>	<0.07>

	Net asset value, end of period		$13.00	$12.82
	$10.89	$11.37	$10.82

TOTAL RETURN 		2.41%  	19.45%	<3.18%>	13.57%	8.89%
RATIOS/SUPPLEMENTAL DATA
	Net assets, end of period (in thousands)		$2,519	$2,770
	$3,060	$26,056	$26,137
	Ratio to average net assets
		Expenses 		2.17%	1.90%	1.99%	1.71%	1.82%
		Net investment income 		1.96%	1.02%	0.17%	0.20%	0.40%
	Portfolio turnover rate		125%	194%	44%	25%	42%
	     *Commencement of operations
		(1) Annualized
		(2) Not Authorized
(3)	On April 5, 1999 the Fund's investment objectives
were changed from "high total return, with emphasis
on capital appreciation" to "Long-term growth with
moderate income" and McGlinn Capital
Management, Inc. was retained as the Fund's new
investment advisor.




GLOBAL INCOME PORTFOLIO
Financial Highlights
For a share outstanding throughout each period 	Penn Street Fund, Inc.


	   Six
months	  Year
ended	     Year
ended	  Year
ended
	11/8/1995
ended 04/30/2000	      10/31/1999       10/31/1998
10/ 31/1997                 to 10/31/1996

(Unaudited)
PER SHARE OPERATING PERFORMANCE
	Net asset value, beginning of period		$8.99	$9.55	$9.42
	$10.48	$10.00

	Net income from investment operations
		Net investment income		0.21	0.59	0.43	0.47	0.50
	Net realized and unrealized gain  (loss)
		on investments 	    	0.01	 <0.69>	0.43	<0.06>	0.26

		Total from investment operations		            0.22
	<0.10>	0.86	0.41	0.76
	Less distributions
		Distributions from net investment income
<0.07>	<0.46>	<0.43>	<0.90>	<0.28>
		Distributions from net realized gains	                -
	0.00	<0.30>	<0.57>
		Total distributions		           <0.07>	 <0.46>
	<0.73>	<1.47>	<0.28>

	Net asset value, end of period		$9.14	$8.99	$9.55	$9.42
	$10.48

TOTAL RETURN 		            2.49%	<1.04%>	9.15%	4.19%	7.79%
RATIOS/SUPPLEMENTAL DATA
	Net assets, end of period (in thousands)		$11,976	$12,844
	$20,321	$11,411	$12,870
	Ratio to average net assets
		Expenses 		1.47%	1.44%	1.81%	1.72%	1.84%
		Net investment income 		4.58%	4.84%	4.46%	5.39%	4.88%
	Portfolio turnover rate		68%	107%	43%	22%	29%

	     *	Commencement of operations
	(1)	Annualized
	(2) 	Not annualized



(1)	Organization

Penn Street Fund Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "1940
Act"), as an open-end management investment company and is authorized to issue shares in separate series. The Fund currently offers shares in two diversified series, the McGlinn Balanced Portfolio (formerly the Global Equity Portfolio) and the Global Income Portfolio (the "Portfolios").

The Fund was incorporated on July 6, 1995, and between that date and November 8, 1995 the Fund had no operations other than those relating to organizational matters and the registration of its shares under applicable securities laws.

On April 15, 2000 the Fund's Board of Directors appointed G.
Michael Mara as Managing Director of Penn Street Advisors,
Inc. ("Penn Street").

(2)	Significant Accounting Policies

The McGlinn Balanced Portfolio's current investment objective is to provide long-term growth with moderate income using a flexible asset allocation approach that emphasizes the selection of securities (typically 60% domestic equity securities and 40% in domestic fixed income securities) that provide sufficient current income to reduce downside risk.

 The Global Income Portfolio's investment objective is to achieve a relatively stable rate of total return with emphasis on yield, by investing principally in fixed income securities and, to a lesser extent, in equity securities of high quality companies located predominately in the developed countries with, at most, very limited exposure to less developed countries. The price of each Portfolio's shares will fluctuate daily and there can be no assurance that the Portfolios will be successful in achieving their stated investment objectives.

The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. These policies are in accordance with generally accepted accounting principles.

A.	Security Valuation. The securities held by the Portfolios
are valued as of the close of the New York Stock Exchange
(the "NYSE"). Listed securities are valued at the last quoted sales price on the exchange where the security is principally traded. Securities listed on foreign exchanges are valued at the latest quoted market price available prior to the close of the NYSE. Debt securities may be valued on the basis of prices provided by a pricing service using methods approved by the Fund's Board of Directors. Other assets and securities for which no quotations are readily available are valued in good faith by, or under the direction of, the Fund's Board of Directors.

B.	Currency Translation. The market values of all assets and
liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the bid price of such currencies against the U.S.
dollar last quoted by a major bank or broker. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

C.	Forward Currency Contracts. The Portfolios may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Portfolios as an unrealized gain or loss. When the forward currency contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and the value at the time it was closed.
Investments in forward currency contracts may expose the Portfolios to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counterparty to the agreement to perform in accordance with the terms of the contract.

D.	Federal Income Taxes. The Portfolios intend to comply
with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

E.	Security Transactions, Interest and Dividends. As is
common in the industry, security transactions are recorded on the trade date. Interest income is accrued as earned. Discounts and premiums are amortized in accordance with Federal income tax requirements. Dividends are recorded on the ex-dividend date.

F.	Distributions to Shareholders. Distributions to
shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

G.	Deferred Organization Expenses. All of the expenses
incurred by the Fund in connection with the organization and the registration of the Portfolios' shares were borne equally by each Portfolio and are being amortized to expense on a straight-line basis over a period of five years.
H.	Use of Estimates. In preparing financial statements in
accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reporting period. Actual results could differ from those estimates.

(3)	Investments

For the six months ended April 30, 2000, the cost of securities purchased and the proceeds from securities sold, excluding short-term notes, was $3,102,064 and $3,400,064, respectively, for the McGlinn Balanced Portfolio, and $7,834,427 and $9,494,235, respectively, for the Global
Income Portfolio.
At April 30, 2000 net unrealized appreciation of investment securities consisted of gross unrealized appreciation and gross unrealized depreciation of $128,581 and $(172,419), respectively, for the McGlinn Balanced Portfolio and $99,575 and $(379,007) respectively, for the Global Income Portfolio.

On October 31, 1999 the McGlinn Balanced Portfolio had a capital loss carry forward of $684,144, which expires
$652,656 in 2006 and $31,488 in 2007, and the Global Income
Portfolio had a capital loss carry forward of $126,683 which expires in 2007.

(4)	Capital Stock

At April 30, 2000, the authorized capital of the Fund consisted of one billion shares of $.01 par value common stock with 100 million shares designated and classified the McGlinn Balanced Portfolio and 100 million shares designated and classified the Global Income Portfolio.

(5)	Investment Management Fee and Administration Fee

Investment Advisory Agreements. Penn Street provides investment management services to the Global Income
Portfolio under an Investment Advisory Agreement. Penn
Street provides the Portfolio with continuous investment programs, a trading department, and selects brokers and dealers to effect securities transactions. As compensation for its services, Penn Street is paid a monthly fee which is equal to the annual rate of 0.75% of the Portfolio's average daily net assets.

Penn Street also provided investment management services to the McGlinn Balanced Portfolio through April 5, 1999 under terms identical to those provided to the Global Income Portfolio. Effective April 5, 1999 McGlinn was retained to provide investment management services to the McGlinn
Balanced Portfolio under an Investment Advisory Agreement. McGlinn provides the Portfolio with continuous investment programs, a trading department, and selects brokers and dealers to effect securities transactions. As compensation for its services, McGlinn is paid a monthly fee which is equal to the annual rate of 0.60% of the Portfolio's average daily net assets.

Administration Agreement. Penn Street also serves as the Administrator of the Fund under an Administration
Agreement. The services include the administration of the Fund's business affairs, supervision of services provided by other organizations providing services to the Fund, including the custodian, dividend disbursing agent, legal counsel and independent accountants, preparation of certain Fund records and documents, record keeping and accounting services. As compensation for these services, Penn Street is paid a monthly fee which is equal to the annual rate of 0.25% of the Global Income Portfolio's average daily net assets and 0.50% of McGlinn Balanced Portfolio's average daily net assets.

(6)	Distribution Plans

Distribution Plan. The Portfolios have adopted Distribution Plans pursuant to rule 12b-1 under the '40 Act, whereby each Portfolio may make monthly payments at the annual rate of 0.25% of each Portfolio's average net assets to
East Coast Consultants, Inc. ("East Coast") for providing certain distribution services. These services can include: promotion of the sale of Portfolio shares, preparation of advertising and promotional materials, payment of compensation to persons who have been instrumental in the sale of Portfolio shares, and for other services and materials, including the cost of printing Fund prospectuses, reports and advertising material provided to investors, and to defray overhead expenses of East Coast incurred in connection with the promotion and sale of Fund shares.

Shareholder Services Plan. The Portfolios have also adopted Shareholder Services Plans (the "Plans") which are designed to promote the retention of shareholder accounts. Under these Plans, the Portfolios are authorized to pay East Coast a monthly fee which, on an annual basis, may not exceed 0.25% of the average net assets of each Portfolio. Payments under the Plans would be used, among other things, to compensate persons and/or organizations that provide services to shareholders that are designed to encourage them to maintain their investments in the Portfolios.


(7)	Other Transactions with Affiliates

Certain officers and directors of the Fund are also officers and/or directors of Penn Street and East Coast.